UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020 (December 28, 2019)

REBEL GROUP INC.

(Exact name of registrant as specified in its charter)

Florida	333-177786	45-3360079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500A Beach Road, Unit 12-313, The Plaza Singapore	199591
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code +6562941531

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Unless otherwise stated in herein, references to "S$" refer to the legal currency of Singapore and "US$" refer to the legal currency of the United States.

On December 28, 2019, Rebel Group, Inc. (the “Company”) entered into a Sale and Purchase Agreement (the “Agreement”) with Rodrigues Gerard Anthony and Zuzarte Desmond Gerard, (each a “Seller”, and collectively referred to as the “Sellers”). Prior to the transactions contemplated by the Agreement, the Sellers, collectively, own 100% of the outstanding share capital in EXPO AV-Insync Pre. Ltd., a private liability company incorporated in and under the laws of Singapore (the “Target Company”). The Target Company is principally engaged in the supply of audio/lighting/LED projection, camera production and rigging rental – staging services, technical layout and designs, two-dimension and three-dimension animation, three-dimension video mapping, post production, content production and augmented reality and on-site project management.

Pursuant to the Agreement, the Company has agreed to purchase and the Sellers have agreed to sell 100,000 ordinary shares of the Target Company representing 100% of the outstanding ordinary shares of the Target Company for a total consideration of up to US$6,000,000.00, payable in common stock, par value $0.0001 per share, of the Company (the “Consideration Shares”) with each Consideration Share valued at US$1.50 (the “Transaction”). An aggregate of 3,500,000 Consideration Shares (the “Closing Shares”) will be issued to the Sellers upon the closing of the Transaction (the “Closing”). After the Closing, the Sellers will have contingent right to receive additional consideration from the Company based on the performance of the Target Company from the Closing until December 31, 2020 (the “2020 Earnout Period”) and from the Closing until December 31, 2021 (the “2021 Earnout Period”). In the event that the Target Company achieves a profit of S$1,300,000.00 for the 2020 Earnout Period, the Sellers shall be entitled to receive from the Company additional 250,000 Consideration Shares with each share valued at US$1.50 (the “2020 Earnout Shares”). In the event that the Target Company achieves a profit of S$2,600,000.00 for the 2021 Earnout Period, the Sellers shall be entitled to receive additional 250,000 Consideration Shares with each share valued at US$1.50 (the “2021 Earnout Shares”, and collectively with the 2020 Earnout Shares, the “Earnout Shares”). The Earnout Shares will be held in escrow, with an escrow agent to be agreed upon by the Company and Sellers, and released to the Sellers in accordance with the provisions of the Agreement. The Sellers will have the right to buy back the Target Company ordinary shares if the Company fails to list its common stock on the Nasdaq Stock Market LLC within 9 months of the date of the Agreement.

The closing of the Transaction is subject to satisfaction of the following conditions: (i) completion of due diligence of the Target Company by the Company; (ii) the requisite shareholders’ and/or directors’ approval of the Transaction; (iii) receipt of all third party consents and approvals as necessary; (iv) execution of service agreements between the Sellers and the Target Company on such terms acceptable to the Company; (v) the Sellers’ undertaking that each shall remain as a Director of the Target Company for 36 months following the Closing and (vi) no material adverse change to the business operations, assets, financial condition, turnover or prospects of the Target Company.

Each of the Sellers agrees (i) not to dispose of any of the Closing Shares for a period of 12 months following the Closing; (ii) not to dispose of a maximum of 50% of the Closing Shares and the Earnout Shares, if any, for a period of 12 months commencing on the first anniversary of the Closing date, (iii) not to exercise any voting or other rights or receive dividends or distributions in relation to the Earnout Shares before receiving them and (iv) not to create any encumbrance over the Earnout Shares.

Each of the Sellers further covenants with the Company (i) to indemnify and to keep the Company fully indemnified from and against any and all proceedings and claims against the Company in connection with any breach of the Agreement by the Sellers and any taxation or other charges in respect of taxation, (ii) not to engage in or invest in any business the Target Company engages in or ventures into within 36 months from the Closing date and (iii) not to solicit, any clients, customers or employees of the Target Company within 36 months from the Closing date.

Either party is entitled to, terminate the Agreement upon any material breach of the Agreement by the other party that is not remediated within 30 days of notice.

The Agreement is governed by Singapore laws and contains a number of representations and warranties customary for transactions similar to the Transaction.

The foregoing description of the Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The common stock to be issued pursuant to the Agreement will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), as set forth in Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None required pursuant to Rule 8-04 of Regulation S-X.

(b) Pro Forma Financial Information.

None required pursuant to Rule 8-05 of Regulation S-X.

(d) Exhibits

Exhibit No.	Description
10.1	Sale and Transfer Agreement, dated as of December 28, 2019, by and among Rebel Group, Inc., Rodrigues Gerard Anthony, and Zuzarte Desmond Gerard.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REBEL GROUP INC.

Dated: January 31, 2020	/s/ Aan Yee Leong, Justin
	Name:	Aan Yee Leong, Justin
	Title:	Chief Executive Officer